Exhibit 10.12
DEXCOM, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN1
Effective On May 28, 2015, As Amended On December 13, 2019
1.PURPOSE. The purpose of this Plan is to provide eligible employees of the Company and the Participating Corporations with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.ESTABLISHMENT OF PLAN. The Company proposes to grant rights to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. In addition, with regard to offers of options to purchase shares of the Common Stock under the Plan to employees working for a Subsidiary or an Affiliate outside the United States, the Board or Committee (as defined herein) may offer a subplan or an option that is not intended to meet the Code Section 423 requirements, provided, if necessary under Code Section 423, that the other terms and conditions of the Plan are met.
Subject to Section 14, a total of 6,000,000 Shares are reserved for issuance under this Plan. The number of shares initially reserved for issuance under this Plan and the maximum number of shares that may be issued under this Plan shall be subject to adjustments effected in accordance with Section 14.
3.ADMINISTRATION. The Plan will be administered by the Committee. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all Participants. The Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to designate the Participating Corporations, to determine when to grant options that are not intended to meet the Code Section 423 requirements and to decide upon any and all claims filed under the Plan. Every finding, decision and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Committee may adopt rules, sub-plans, and/or procedures relating to the operation and administration of the Plan designed to comply with local laws, regulations or customs or to achieve tax, securities law or other objectives for eligible employees outside of the United States. The Committee will have the authority to determine the Fair Market Value of the Common Stock (which determination shall be final, binding and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical.
4.ELIGIBILITY.
(a)Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that one or more of the following categories of employees may be excluded from coverage under the Plan by the Committee (other than where prohibited by applicable law):
(i)Employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;
(ii)employees who are customarily employed for twenty (20) hours or less per week;
(iii)employees who are customarily employed for five (5) months or less in a calendar year; and
1 Reflects June 10, 2022 four-for-one forward stock split.

(iv)employees who have been an employee of the Company for less than thirty (30) days prior to the first day of an Offering Period (or such longer period of time, not to exceed two (2) years, as determined by the Committee);
(v)employees who do not meet any other eligibility requirements that the Committee may choose to impose (within the limits permitted by the Code).
The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.
(b)No employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, owns stock or holds options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its Parent or Subsidiary shall be granted an option to purchase Common Stock under the Plan.
5.OFFERING DATES.
(a)The offering periods of this Plan (each, an “Offering Period”) are described below. Each Offering Period shall consist of one or more purchase periods (individually, a “Purchase Period”) during which payroll deductions of the Participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the “Offering Date.” The last business day of each Purchase Period is referred to as the “Purchase Date.” The Committee shall have the power to change the Offering Dates, the Purchase Dates, the duration of Offering Periods (provided that an Offering Period will in no event be longer than twenty-seven (27) months), and the Purchase Periods, in each case without stockholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.
(b)All Offering Periods that commence following the Amendment Date shall be of six (6) months duration commencing on March 1 and September 1 of each year and respectively ending on August 31st and February 28th (or the 29th if February has 29 days) of each year. Each such Offering Period shall consist of one six (6)-month Purchase Period.
(c)The Offering Periods that commenced on March 1, 2019 and September 1, 2019 shall continue in accordance with the terms of the Plan prior to the Amendment Date and shall respectively end on February 29th or August 31st.
6.PARTICIPATION IN THIS PLAN.
(a)Any employee who is an eligible employee determined in accordance with Section 4 immediately prior to an Offering Period will be eligible to participate in this Plan, subject to the requirement of Section 6(b) hereof and the other terms and provisions of this Plan.
(b)With respect to each Offering Period, a Participant may elect to participate in this Plan by submitting an enrollment agreement (or any electronic or online enrollment form provided by the Company) prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement (or any electronic or online enrollment form provided by the Company) relates.
(c)Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of the prior Offering Period unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in an Offering Period as set forth in Section 11 below. A Participant who is continuing participation pursuant to the preceding sentence is not required to file any additional enrollment agreement in order to continue participation in this Plan; a Participant who is not continuing participation pursuant to the preceding sentence is required to file an enrollment agreement (or any electronic or online enrollment form provided by the Company) prior to the commencement of the Offering Period (or such earlier date as the Committee may determine) to which such agreement (or any electronic or online enrollment form provided by the Company) relates.

7.GRANT OF OPTION ON ENROLLMENT. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by a fraction, the numerator of which is the amount accumulated in such Participant’s payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date (but in no event less than the par value of a share of the Common Stock), or (ii) eighty-five percent (85%) of the Fair Market Value of a share of the Common Stock on the Purchase Date, provided, that the number of shares of Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.
8.PURCHASE PRICE. The Purchase Price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:
(a)The Fair Market Value on the Offering Date; or
(b)The Fair Market Value on the Purchase Date.
9.PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTION CHANGES; SHARE ISSUANCES.
(a)The Purchase Price shall be accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines with respect to categories of Participants outside the United States that contributions may be made in another form due to local legal requirements. The deductions are made as a percentage of the Participant’s compensation in one percent (1%) increments not less than one percent (1%), nor greater than ten percent (10%) after taking into account any such lower limit set by the Committee. Compensation shall mean base salary or regular hourly wages (or in foreign jurisdictions, equivalent cash compensation); however, the Committee may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation shall mean solely base salary or all W-2 cash compensation, including without limitation base salary or regular hourly wages, bonuses, incentive compensation, commissions, overtime, shift premiums, plus draws against commissions (or in foreign jurisdictions, equivalent cash compensation) but excluding any W-2 non-cash compensation which includes a disqualifying dispositions, equity grants, equity exercises or settlements. For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 (i.e. pre-tax cafeteria plan contributions) or 401(k) (i.e. pre-tax retirement contributions) of the Code (or in foreign jurisdictions, equivalent salary deductions) shall be treated as if the Participant did not make such election and as if such reductions were not made. Payroll deductions shall commence on the first payday following the last Purchase Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any sub-plan may permit matching shares without the payment of any purchase price.
(b)A Participant may decrease (but not increase) the rate of payroll deductions during an Offering Period by filing with the Company a new authorization (or any electronic or online authorization form provided by the Company) for payroll deductions , with the new rate to become effective no later than the second payroll period commencing after the Company’s receipt of the authorization or once any trading restrictions are lifted and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of payroll deductions may be made once during a Purchase Period or more frequently under rules determined by the Committee. A Participant may increase or decrease the rate of payroll deductions for any subsequent Purchase Period by filing with the Company a new authorization for payroll deductions prior to the beginning of the Offering Period for such applicable Purchase Period, or such other time period as specified by the Committee.
(c)A Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request (or any electronic or online request form provided by the Company) for cessation of payroll deductions. Such reduction shall be effective beginning no later than the second payroll period after the Company’s receipt of the request or once any trading restrictions are lifted and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request shall be used to purchase shares of Common Stock in accordance with Subsection (e) below. A reduction of the payroll deduction percentage to zero shall be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d)All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company, except to the extent local legal restrictions outside the United States require segregation of such payroll deductions. No interest accrues on the payroll deductions, except to the extent required due to local legal requirements. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions, except to the extent necessary to comply with local legal requirements outside the United States.
(e)On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company shall apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price per share shall be as specified in Section 8 of this Plan. Any fractional share, as calculated under this Subsection (e), shall be rounded down to the next lower whole share, unless the Committee determines with respect to all Participants that any fractional share shall be credited as a fractional share. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock shall be returned to the Participant, without interest (except to the extent necessary to comply with local legal requirements outside of the United States), unless the Committee determines that such amount shall be applied to the Participant’s account, without interest (except to the extent necessary to comply with local legal requirements outside the United States). In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the Participant, without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date, except to the extent required due to local legal requirements outside the United States.
(f)As promptly as practicable after the Purchase Date, the Company shall issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.
(g)Unless determined otherwise by the Committee, the shares issued pursuant to Section 9(f) above shall be deposited into an account established in the Participant’s name at the ESPP Broker. Subject to any applicable insider trading policy, a Participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his or her ESPP Broker account at any time, whether by sale, exchange, gift or other transfer of legal title but in the absence of such a disposition of the shares, the shares must remain in the Participant’s ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the Participant may move those shares to another brokerage account of Participant’s choosing. Notwithstanding the above, a Participant who is not subject to income taxation under the Code may move his or her shares to another brokerage account of his or her choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.
(h)During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
(i)To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Subsidiary or Affiliate, as applicable, may withhold, by any method permissible under the applicable law, the amount necessary for the Company or Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
10.LIMITATIONS ON SHARES TO BE PURCHASED.
(a)Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:
(i)In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

(ii)In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.
(iii)In the case of Common Stock purchased during an Offering Period that commenced two calendar years prior, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two immediately preceding calendar years.
(b)Initially, a Participant shall not be permitted to purchase more than 20,000 shares on any one Purchase Date. The Committee may, in its sole discretion, set a new maximum number of shares which may be purchased by any employee at any single Purchase Date, which shall then be the Maximum Share Amount for subsequent Offering Periods. If a lower limit is set under this Subsection (b), then all Participants will be notified of such limit prior to the commencement of the next Offering Period for which it is to be effective. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective. The Maximum Share Amount shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Committee as set forth above.
(c)If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant’s option to each participant affected.
(d)Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.
(e)If a Participant is precluded by this Subsection (a) from purchasing additional Common Stock under the Plan, then his or her employee contributions may be automatically discontinued by the Company and shall automatically resume at the beginning of the earliest Purchase Period that will end in the next calendar year (if he or she then is an eligible employee), provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.
(f)If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company will give notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.
(g)Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), shall be returned to the Participant as soon as practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).
11.WITHDRAWAL.
(a)Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified for such purpose by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee.
(b)Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan shall terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

12.TERMINATION OF EMPLOYMENT. Termination of a Participant’s employment for any reason, including retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, immediately terminates his or her participation in this Plan. In such event, accumulated payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.
13.RETURN OF PAYROLL DEDUCTIONS. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the Participant all accumulated payroll deductions credited to such Participant’s account. No interest shall accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).
14.CAPITAL CHANGES. If the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 2 and 10 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with the applicable securities laws; provided that fractions of a share will not be issued.
15.NONASSIGNABILITY. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.
16.USE OF PARTICIPANT FUNDS AND REPORTS. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, a Participant will only have the rights of an unsecured creditor unless otherwise required under local law. Each Participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.
17.NOTICE OF DISPOSITION. Each U.S. taxpayer Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.
18.NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.
19.EQUAL RIGHTS AND PRIVILEGES. All eligible employees granted an option under this Plan that is intended to meet the Code Section 423 requirements shall have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code, without further act or amendment by the Company, the Committee or the Board, shall be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

20.NOTICES. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.TERM; STOCKHOLDER APPROVAL. This Plan will become effective on the Effective Date. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan shall occur prior to stockholder approval of such shares and the Board or Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twelve (12) months after commencement of the Offering Period to which it relates, then such Purchase Date shall not occur and instead such Offering Period shall terminate without the purchase of such shares and Participants in such Offering Period shall be refunded their contributions without interest). This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the Effective Date under the Plan.
22.DESIGNATION OF BENEFICIARY.
(a)Unless otherwise determined by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.
(b)Such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or, if no spouse is known to the Company, then to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
23.CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions and/or securities law restrictions outside the United States, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.
24.APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.
25.AMENDMENT OR TERMINATION. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, shall be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld or contributed in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s base salary and other eligible compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment shall be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would: (a) increase the number of shares that may be issued under this Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Board or Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board or Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of compensation, including with respect to an Offering Period underway at the time; (ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (iii) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee’s action; (iv) reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of shares a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.
26.CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, the Offering Period for each outstanding right to purchase Common Stock will be shortened by setting a new Purchase Date and will end on the new Purchase Date (unless otherwise specified in the agreement effecting the applicable Corporate Transaction). The new Purchase Date shall occur on or prior to the consummation of the Corporate Transaction, as determined by the Board or Committee, and the Plan shall terminate on the consummation of the Corporate Transaction (unless otherwise specified in the agreement effecting the applicable Corporate Transaction).
27.CODE SECTION 409A; TAX QUALIFICATION.
(a)Options granted under the Plan generally are exempt from the application of Section 409A of the Code. However, options granted to U.S. taxpayers which are not intended to meet the Code Section 423 requirements are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Subsection (b), options granted to U.S. taxpayers outside of the Code Section 423 requirements shall be subject to such terms and conditions that will permit such options to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares of Common Stock subject to an option be delivered within the short-term deferral period. Subject to Subsection (b), in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Committee determines that an option or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the option shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
(b)Although the Company may endeavor to (i) qualify an option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Subsection (a). The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
28.DEFINITIONS.
(a)“Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
(b)“Amendment Date” means December 13, 2019.
(c)“Board” shall mean the Board of Directors of the Company.
(d)“Code” shall mean the Internal Revenue Code of 1986, as amended.
(e)“Committee” shall mean the Compensation Committee of the Board that consists exclusively of one or more members of the Board appointed by the Board.
(f)“Common Stock” shall mean the common stock of the Company.
(g)“Company” shall mean Dexcom, Inc.

(h)“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
(i)“Effective Date” shall mean May 28, 2015, the date on which the Company obtained the stockholder approval pursuant to Section 21.
(j)“ESPP Broker” shall mean a stock brokerage or other entity designated by the Company to establish account for stock purchased under the Plan by Participants.
(k)“Fair Market Value” shall mean, as of any date, the value of a share of Common Stock determined as follows:
(1)if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the date of determination, or if there are no sales for such date, then the last preceding business day on which there were sales, as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or
(2)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or
(3)if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; and
(4)if none of the foregoing is applicable, by the Board or the Committee in good faith.
(l)“Notice Period” shall mean within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased.
(m)“Offering Date” shall mean the first business day of each Offering Period.
(n)“Offering Period” shall mean a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).
(o)“Parent” shall have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.
(p)“Participant” shall mean an eligible employee who meets the eligibility requirements set forth in Section 4 and who is either automatically enrolled in the initial Offer Period or who elects to participate in this Plan pursuant to Section 6(b).
(q)“Participating Corporation” shall mean any Parent, Subsidiary or Affiliate that the Committee designates from time to time as eligible to participate in this Plan, provided, however, that employees of Affiliates that are designated for participation may be granted only options that do not intend to comply with the Code Section 423 requirements.
(r)“Plan” shall mean this Dexcom, Inc. 2015 Employee Stock Purchase Plan, as amended from time to time.
(s)“Purchase Date” shall mean the last business day of each Purchase Period.

(t)“Purchase Period” shall mean a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).
(u)“Purchase Price” shall mean the price at which Participants may purchase shares of Common Stock under the Plan, as determined pursuant to Section 8.
(v)“Subsidiary” shall have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

DEXCOM, INC.	Enrollment/Change Form
2015 Employee Stock Purchase Plan (“ESPP”)
Section 1: Actions	Check Desired Action: and Complete Sections: ☐ Enroll in the ESPP 2 + 3 + 4 + 17 ☐ Elect / Change Contribution Percentage 2 + 4 + 17 ☐ Withdraw from Plan/Discontinue Contributions 2 + 5 + 17
Section 2: Personal Data	Name_____________________ Home Address:_____________________ __________________________________ Social Security No:___________________	Department ______________
Section 3: Enroll
☐ I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of Dexcom, Inc. (the “Company”) pursuant to the ESPP. I understand that the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account at the Company’s captive broker (the “ESPP Broker”). I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s ESPP Broker for this purpose. I understand and agree that I will be required to utilize the ESPP Broker with respect to the shares purchased under this ESPP until the end of the time period described in Section 6 below.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that if I am subject to U.S. taxation, I must notify the Company of any disposition of shares purchased under the ESPP.

Section 4: Elect/Change Contribution Percentage
I hereby authorize the Company or the Parent, Subsidiary or Affiliate employing me (the “Employer”) to withhold a percentage of my bi-weekly payroll that will total ___% of my compensation (as defined in the ESPP) for the Purchase Period. That amount will be applied to the purchase of shares of the Company’s Common Stock pursuant to the ESPP. The percentage compensation to purchase common stock must be a whole number (from 1%, up to a maximum of 10%).
Note: You may decrease your contribution percentage once within a six-month Purchase Period. Each change will become effective as soon as reasonably practicable after the form is received by the Company.

Section 5: Discontinue Contributions
☐ I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. The contributions that I have made to date during this Offering Period should be applied as follows:

☐ Purchase shares of the Company’s Common Stock at the end of the Purchase Period.
☐ Refund all contributions to me in cash, without interest.

I understand that I cannot resume participation until the start of the next Offering Period.

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Section 6: ESPP Broker
I hereby agree the shares issued to me under the ESPP shall be deposited into an account established in my name at the ESPP Broker. Subject to any applicable insider trading policy, I shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Internal Revenue Code of 1986, as amended (the “Code”) of the shares in my ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in my ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, I may move those shares to another brokerage account of my choosing. Notwithstanding the above, if I am not subject to income taxation under the Code, I may move my shares to another brokerage account of my choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.

Section 7: Nature of Grant
By enrolling in the ESPP, I understand, acknowledge and agree that (a) the ESPP is established voluntarily by the Company, it is discretionary in nature and it may be amended, terminated or modified at any time, to the extent permitted by the ESPP; (b) the grant of the right to purchase shares of Common Stock under the ESPP is voluntary and does not create any contractual or other right to receive future rights to purchase shares of Common Stock, or benefits in lieu of rights to purchase shares, even if rights to purchase shares have been granted in the past; (c) all decisions with respect to future grants of rights to purchase shares of Common Stock under the ESPP, if any, will be at the sole discretion of the Company; (d) the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP will not create a right to employment or be interpreted as forming an employment or service agreement with the Company; (e) the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP will not interfere with the ability of the Employer to terminate my employment relationship at any time with or without cause; (f) I am voluntarily participating in the ESPP; (g) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not intended to replace any pension rights or compensation; (h) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (i) unless otherwise agreed with the Company, the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not granted as consideration for, or in connection with, any service I may provide as a director of the Subsidiary or Affiliate; (j) the future value of the underlying shares purchased or to be purchased under the ESPP is unknown, indeterminable and cannot be predicted with certainty, and the value of the shares of Common Stock purchased under the ESPP may increase or decrease in the future, even below the Purchase Price; (k) no claim or entitlement to compensation or damages will arise from termination of the right to purchase shares of Common Stock under the ESPP resulting from termination of my employment (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) and in consideration of the grant of rights to purchase shares of Common Stock under the ESPP, I irrevocably agree never to institute any claim against the Company, the Parent, the Employer or any other Subsidiary or Affiliate, I hereby waive my ability, if any, to bring any such claim, and I release the Company, the Parent, the Employer or any other Subsidiary or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by enrolling in the ESPP, I will be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; (l) in the event of termination of my employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), my right to participate in the ESPP and my right to purchase shares of Common Stock, if any, will terminate effective as of the date I cease to actively provide services and will not be extended by any notice period (e.g., employment would not include any contractual notice or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any); the Committee will have exclusive discretion to determine when I am no longer actively employed for purposes of my participation in the ESPP (including whether I may still be considered to be providing services while on a leave of absence); (m) unless otherwise provided in the ESPP or by the Company in its discretion, the right to purchase shares of Common Stock and the benefits evidenced by this Enrollment/Change Form do not create any entitlement to have the ESPP or any such benefits granted thereunder transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Common Stock; and (n) if I am providing services outside the United States: (1) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not part of normal or expected compensation or salary for any purpose, and (2) neither the Company, the Parent, the Employer nor any other Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the rights to purchase shares of Common Stock, the shares purchased under the ESPP or any amounts due to me pursuant to the sale of any shares of Common Stock acquired under the ESPP.

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Section 8: Data Privacy
I hereby explicitly, voluntarily and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Enrollment/Change Form and any other ESPP grant materials by and among, as applicable, the Company, the Parent and any of their respective Subsidiaries or Affiliates or any third parties assisting in the implementation, administration and management of my participation in the ESPP.
I understand that the Company may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, the fact and conditions of my participation in the ESPP, details of all rights to purchase shares or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in my favor (“Data”), for the exclusive purpose of implementing, administering and managing the ESPP.
I also authorize any transfer of Data, as may be required, to the stock plan service provider that may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the ESPP and/or with whom any shares of Common Stock acquired under the ESPP are deposited. I acknowledge that these recipients may be located in my country or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections to my country, which may not give the same level of protection to Data. I understand that, if I reside outside the United States, I may request a list with the names and addresses of any potential recipients of Data by contacting my local human resources representative. I authorize the Company, the designated broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing my participation in the ESPP to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the ESPP. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the ESPP. I understand that, if I reside outside the United States, I may at any time view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting in writing my local human resources representative. Further, I understand that I am providing the consents herein on a purely voluntary basis. If I do not consent, or if I later seek to revoke my consent, my employment status or service and career with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing my consent is that the Company would not be able to grant future rights to purchase shares of Common Stock or other equity awards to me or administer or maintain such awards. Therefore, I understand that refusing or withdrawing my consent may affect my ability to participate in the ESPP. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

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Section 9: Responsibility for Taxes
I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount actually withheld by the Company or the Employer. I further acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the ESPP, including, but not limited to, my enrollment in the ESPP, the grant of rights to purchase shares of Common Stock, the purchase of shares of Common Stock, the issuance of Common Stock purchased, the sale of shares of Common Stock purchased under the ESPP or the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the ESPP to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, I agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, I authorize the Company and/or the Employer to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from my wages or other cash compensation payable to me by the Company and/or the Employer, (b) withholding from proceeds of the sale of shares of Common Stock purchased under the ESPP, either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization without further consent), and (c) withholding in shares to be issued upon purchase under the ESPP.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including up to the maximum applicable rates, in which case I will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, I am deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.
Finally, I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to purchase or deliver the shares or the proceeds from the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items.

Section 10: Governing Law & Language
The rights to purchase shares and the provisions of this Enrollment/Change Form are governed by, and subject to, the laws of the State of Delaware, without regard to any conflict of law provisions.
If I have received this or any other document related to the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Section 11: Appendix & Imposition of Other Requirements
Notwithstanding any provision herein, my participation in the ESPP will be subject to any special terms and conditions as set forth in the Appendix for my country, if any. Moreover, if I relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Enrollment/Change Form.
The Company reserves the right to impose other requirements on my participation in the ESPP or on any shares of Common Stock purchased under the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

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Section 12: Electronic Delivery and Acceptance	The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
Section 13: Severability & Waiver	The provisions of this Enrollment/Change Form are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable. I acknowledge that a waiver by the Company of breach of any provision of this Enrollment/Change Form will not operate or be construed as a waiver of any other provision herein, or of any subsequent breach by me or any other Participant.
Section 14: Insider Trading Restrictions /Market Abuse Laws	I acknowledge that I may be subject to insider trading restrictions and/or market abuse laws, which may affect my ability to acquire or sell shares of Common Stock or my rights to purchase shares under the ESPP during such times as I am considered to have “inside information” regarding the Company (as defined by or determined under the laws in my country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable the Company insider trading policy. I acknowledge that it is my responsibility to comply with any applicable restrictions, and that I am advised to speak to my personal advisor on this matter.
Section 15: No Advice Regarding Grant	The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP, or my purchase or sale of the shares of Common Stock. I am hereby advised to consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.
Section 16: Compliance With Law
Unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company will not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company will, in its absolute discretion, deem necessary or advisable. I understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, I agree that the Company will have unilateral authority to amend the ESPP and the Enrollment/Change Form without my consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

Section 17: Acknowledgment and Signature
I acknowledge that I have received a copy of the Prospectus summarizing the major features of the ESPP. I have read the Prospectus and this form and hereby agree to be bound by the terms of the ESPP.
Signature: ___________    Date: ________

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DEXCOM, INC. 2015 Employee Stock Purchase Plan (“ESPP”)	Enrollment/Change Form (CANADA)

Section 1: Actions	Check Desired Action: and Complete Sections: ☐ Enroll in the ESPP 2 + 3 + 4 + 17 ☐ Elect / Change Contribution Percentage 2 + 4 + 17 ☐ Withdraw from Plan/Discontinue Contributions 2 + 5 + 17
Section 2: Personal Data	Name: Home Address: Social Security No:	Department
Section 3: Enroll
☐    I hereby elect to participate in the ESPP, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of Dexcom, Inc. (the “Company”) pursuant to the ESPP. I understand that the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account at the Company’s captive broker (the “ESPP Broker”). I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s ESPP Broker for this purpose. I understand and agree that I will be required to utilize the ESPP Broker with respect to the shares purchased under this ESPP until the end of the time period described in Section 6 below.

My participation will continue as long as I remain eligible, unless I withdraw from the ESPP by filing a new Enrollment/Change Form with the Company. I understand that if I am subject to U.S. taxation, I must notify the Company of any disposition of shares purchased under the ESPP.

Section 4: Elect/Change Contribution Percentage
I hereby authorize the Company or the Parent, Subsidiary or Affiliate employing me (the “Employer”) to withhold a percentage of my bi-weekly payroll that will total ___% of my compensation (as defined in the ESPP) for the Purchase Period. That amount will be applied to the purchase of shares of the Company’s Common Stock pursuant to the ESPP. The percentage compensation to purchase common stock must be a whole number (from 1%, up to a maximum of 10%).

Note: You may decrease your contribution percentage once within a six-month Purchase Period. Each change will become effective as soon as reasonably practicable after the form is received by the Company.

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Section 5: Discontinue Contributions
 ☐    I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. The contributions that I have made to date during this Offering Period should be applied as follows:

 ☐  Purchase shares of the Company’s Common Stock at the end of the Purchase Period.
 ☐ Refund all contributions to me in cash, without interest.

I understand that I cannot resume participation until the start of the next Offering Period.

Section 6: ESPP Broker
I hereby agree the shares issued to me under the ESPP shall be deposited into an account established in my name at the ESPP Broker. Subject to any applicable insider trading policy, I shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Internal Revenue Code of 1986, as amended (the “Code”) of the shares in my ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in my ESPP Broker account until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, I may move those shares to another brokerage account of my choosing. Notwithstanding the above, if I am not subject to income taxation under the Code, I may move my shares to another brokerage account of my choosing at any time, without regard to the satisfaction of the Section 423(a) holding period.

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Section 7: Nature of Grant
By enrolling in the ESPP, I understand, acknowledge and agree that (a) the ESPP is established voluntarily by the Company, it is discretionary in nature and it may be amended, terminated or modified at any time, to the extent permitted by the ESPP; (b) the grant of the right to purchase shares of Common Stock under the ESPP is voluntary and does not create any contractual or other right to receive future rights to purchase shares of Common Stock, or benefits in lieu of rights to purchase shares, even if rights to purchase shares have been granted in the past; (c) all decisions with respect to future grants of rights to purchase shares of Common Stock under the ESPP, if any, will be at the sole discretion of the Company; (d) the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP will not create a right to employment or be interpreted as forming an employment or service agreement with the Company; (e) the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP will not interfere with the ability of the Employer to terminate my employment relationship at any time with or without cause; (f) I am voluntarily participating in the ESPP; (g) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not intended to replace any pension rights or compensation; (h) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments except as may be required under applicable employment or labour standards legislation; (i) unless otherwise agreed with the Company, the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not granted as consideration for, or in connection with, any service I may provide as a director of the Subsidiary or Affiliate; (j) the future value of the underlying shares purchased or to be purchased under the ESPP is unknown, indeterminable and cannot be predicted with certainty, and the value of the shares of Common Stock purchased under the ESPP may increase or decrease in the future, even below the Purchase Price; (k) no claim or entitlement to compensation or damages will arise from termination of the right to purchase shares of Common Stock under the ESPP resulting from termination of my employment (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), except to the extent that such entitlement to compensation or damages is included in an entitlement I have under applicable employment or labour standards legislation and in consideration of the grant of rights to purchase shares of Common Stock under the ESPP, except for a proceeding made under applicable employment or labour standards regulation to the applicable tribunal, ministry or regulatory authority, I irrevocably agree never to institute any claim against the Company, the Parent, the Employer or any other Subsidiary or Affiliate, I hereby waive my ability, if any, to bring any such claim, and I release the Company, the Parent, the Employer or any other Subsidiary or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by enrolling in the ESPP, I will be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; (l) in the event of termination of my employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), except to the extent required under applicable employment or labour standards legislation, my right to participate in the ESPP and my right to purchase shares of Common Stock, if any, will terminate effective as of the date I cease to be Actively Employed; (m) unless otherwise provided in the ESPP or by the Company in its discretion, the right to purchase shares of Common Stock and the benefits evidenced by this Enrollment/Change Form do not create any entitlement to have the ESPP or any such benefits granted thereunder transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Common Stock; and (n) if I am providing services outside the United States: (1) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not part of normal or expected compensation or salary for any purpose, except to the extent required under applicable employment or labour standards legislation and (2) neither the Company, the Parent, the Employer nor any other Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the rights to purchase shares of Common Stock, the shares purchased under the ESPP or any amounts due to me pursuant to the sale of any shares of Common Stock acquired under the ESPP.
The last day on which I am “Actively Employed” will be the later of: (i) the last day I actually perform my duties prior to the termination of my employment with the Employer for any reason; or (ii) the end of the period of statutory notice of termination prescribed by applicable employment or labour standards legislation. For clarity, except to the extent required by applicable employment or labour standards legislation: (i) the last day I am Actively Employed shall not be extended by any contractual or common law notice of termination period in respect of which I receive or may receive pay in lieu of notice of termination or damages in lieu of such notice of termination; and (ii) entitlement to any rights or benefits under the ESPP shall not be included in any entitlement which I may have to pay in lieu of notice or damages in lieu of notice of termination.

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Section 8: Data Privacy
I hereby explicitly, voluntarily and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this Enrollment/Change Form and any other ESPP grant materials by and among, as applicable, the Company, the Parent and any of their respective Subsidiaries or Affiliates or any third parties assisting in the implementation, administration and management of my participation in the ESPP.
I understand that the Company may hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, the fact and conditions of my participation in the ESPP, details of all rights to purchase shares or any other entitlement to shares of Common Stock awarded, cancelled, exercised, vested, unvested or outstanding in my favor (“Data”), for the exclusive purpose of implementing, administering and managing the ESPP.
I also authorize any transfer of Data, as may be required, to the stock plan service provider that may be designated by the Company from time to time, which is assisting the Company with the implementation, administration and management of the ESPP and/or with whom any shares of Common Stock acquired under the ESPP are deposited. I acknowledge that these recipients may be located in my country or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections to my country, which may not give the same level of protection to Data. I understand that, if I reside outside the United States, I may request a list with the names and addresses of any potential recipients of Data by contacting my local human resources representative. I authorize the Company, the designated broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing my participation in the ESPP to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the ESPP. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the ESPP. I understand that, if I reside outside the United States, I may at any time view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting in writing my local human resources representative. Further, I understand that I am providing the consents herein on a purely voluntary basis. If I do not consent, or if I later seek to revoke my consent, my employment status or service and career with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing my consent is that the Company would not be able to grant future rights to purchase shares of Common Stock or other equity awards to me or administer or maintain such awards. Therefore, I understand that refusing or withdrawing my consent may affect my ability to participate in the ESPP. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Section 9: Responsibility for Taxes
I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount actually withheld by the Company or the Employer. I further acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the ESPP, including, but not limited to, my enrollment in the ESPP, the grant of rights to purchase shares of Common Stock, the purchase of shares of Common Stock, the issuance of Common Stock purchased, the sale of shares of Common Stock purchased under the ESPP or the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the ESPP to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, I agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, I authorize the Company and/or the Employer to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from my wages or other cash compensation payable to me by the Company and/or the Employer, (b) withholding from proceeds of the sale of shares of Common Stock purchased under the ESPP, either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization without further consent), and (c) withholding in shares to be issued upon purchase under the ESPP.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including up to the maximum applicable rates, in which case I will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, I am deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.
Finally, I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described. The Company may refuse to purchase or deliver the shares or the proceeds from the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items.

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Section 10: Governing Law & Language
The rights to purchase shares and the provisions of this Enrollment/Change Form are governed by, and subject to, the laws of the State of Delaware, without regard to any conflict of law provisions.
If I have received this or any other document related to the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Section 11: Appendix & Imposition of Other Requirements
Notwithstanding any provision herein, my participation in the ESPP will be subject to any special terms and conditions as set forth in the Appendix for my country, if any. Moreover, if I relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Enrollment/Change Form.
The Company reserves the right to impose other requirements on my participation in the ESPP or on any shares of Common Stock purchased under the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Section 12: Electronic Delivery and Acceptance
The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

Section 13: Severability & Waiver
The provisions of this Enrollment/Change Form are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable. I acknowledge that a waiver by the Company of breach of any provision of this Enrollment/Change Form will not operate or be construed as a waiver of any other provision herein, or of any subsequent breach by me or any other Participant.

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Section 14: Insider Trading Restrictions/Market Abuse Laws
I acknowledge that I may be subject to insider trading restrictions and/or market abuse laws, which may affect my ability to acquire or sell shares of Common Stock or my rights to purchase shares under the ESPP during such times as I am considered to have “inside information” regarding the Company (as defined by or determined under the laws in my country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable the Company insider trading policy.  I acknowledge that it is my responsibility to comply with any applicable restrictions, and that I am advised to speak to my personal advisor on this matter.

Section 15: No Advice Regarding Grant
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP, or my purchase or sale of the shares of Common Stock. I am hereby advised to consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

Section 16: Compliance With Law
Unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company will not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company will, in its absolute discretion, deem necessary or advisable. I understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, I agree that the Company will have unilateral authority to amend the ESPP and the Enrollment/Change Form without my consent to the extent necessary to comply with securities or other laws applicable to issuance of shares.

Section 17: Acknowledgment and Signature
I acknowledge that I have received a copy of the Prospectus summarizing the major features of the ESPP. I have read the Prospectus and this form and hereby agree to be bound by the terms of the ESPP.
Signature:                         Date:

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Appendix - CANADA
FOR THE DEXCOM, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN

    This appendix (the "Appendix") is provided by the Committee designated to administer the Dexcom, Inc. (“Dexcom”) 2015 Employee Stock Purchase Plan (the "Plan") pursuant to Section 3 of the Plan. Terms used herein without definition have the meanings given to them in the Plan. This Appendix shall apply only to the Participants in the Plan who are employees of DexCom Canada Co. (the “Employer”) who are resident in Canada (“Canadian Participants”). The purpose of this Appendix is to establish certain terms and conditions applicable to the grants made to Canadian Participants under the Plan, from time to time, in compliance with Canadian securities and other applicable laws which are currently in force.
    Except as otherwise provided by this Appendix, all grants made to Canadian Participants pursuant to the Plan and this Appendix shall be governed by the terms of the Plan as interpreted under the laws of the State of Delaware, U.S.A., being the governing law thereof.
    The Plan and this Appendix shall be read together. This Appendix may be amended or rescinded from time to time by the Administrator.
1.Acceptance, Consent, Authorization and Acknowledgement
1.1The Canadian Participant to whom this Appendix has been delivered hereby accepts and consents to the terms of the Plan and this Appendix, and hereby authorizes the Employer to do all such further acts and things and execute and deliver all such other instruments and documents as are required to implement, carry out and give effect to such Canadian Participant’s participation in the Plan. The Canadian Participant hereby acknowledges and agrees that he or she is responsible for obtaining his or her own tax, financial and legal advice relating to the Plan and the Awards.
2.Canadian Employment Law Matters
2.1For purposes of Section 12, a Canadian Participant will be deemed to have been terminated on the last day they are “Actively Employed”. The last day on a Canadian Participant is “Actively Employed” will be the later of: (i) the last day the Canadian Participant actually perform their duties prior to the termination of their employment with the Employer for any reason; or (ii) the end of the period of statutory notice of termination prescribed by applicable employment or labour standards legislation. For clarity, except to the extent required by applicable employment or labour standards legislation: (i) the last day a Canadian Participant is Actively Employed shall not be extended by any contractual or common law notice of termination period in respect of which the Canadian Participant receives or may receive pay in lieu of notice of termination or damages in lieu of such notice of termination; and (ii) entitlement to any rights or benefits under the Plan shall not be included in any entitlement which a Canadian Participant may have to pay in lieu of notice or damages in lieu of notice of termination. The Committee shall have the exclusive discretion to determine when a Canadian Participant is no longer actively providing Service (including whether he may still be considered to be providing services while on an approved leave of absence).
3.Canadian Securities Law Matters
3.1The grant of options to purchase shares will be granted to Canadian Participants pursuant to exemptions from the prospectus requirements of applicable Canadian provincial securities laws, on the basis that:
(a)such Canadian Participant is either an employee of the Employer (as such terms are interpreted under Canadian securities laws);
(b)the Employer is a wholly-owned Subsidiary of Dexcom; and
(c)such Canadian Participant’s participation in the Plan is “voluntary”, in the sense that Canadian Participants are not required to purchase or participate in the Plan as a condition of employment or continued employment with the Company.

3.2You acknowledge and agree that you will only sell shares of Common Stock acquired through participation in the Plan outside of Canada through E*TRADE or such other broker designated under the Plan, provided that such sale takes place outside of Canada through the facilities of a stock exchange on which the shares of Common Stock are listed. Currently, the shares of Common Stock are listed on Nasdaq Global Select Market.

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The issuance of the shares of Common Stock in accordance with the terms and conditions of the grants of options to purchase shares will also be exempt from the above-noted Canadian securities laws prospectus requirements.
4.Foreign Asset/Account Reporting Information
You may be required to report foreign specified property (including shares) on Form T1135 (Foreign Income Verification Statement) if the total cost of your foreign specified property exceeds C$100,000 at any time in the year. If applicable, the form must be filed by April 30 of the following year. When shares of Common Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the Common Stock. The ACB ordinarily would equal the fair market value of the Common Stock at the time of acquisition, but if you own other shares of Stock of the same Company, this ACB may have to be leveraged with the ACB of the other Stock. Please refer to form T1135 (Foreign Income Verification Statement) and consult your tax advisor for further details.
5.Language Acknowledgment (Quebec only)
The parties acknowledge that it is their express wish that this agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be provided to them in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
***************************

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I hereby confirm that:
(a)I have read, understand and accept the terms of the Plan and this Appendix.
(b)I am voluntarily participating in the Plan; and
(c)I have requested that the Plan and this Appendix and all documentation issued pursuant or related to the Plan be prepared in the English language only. J'ai demandé que le plan et la présente annexe ainsi que tous les documents émis en vertu du plan ou liés à celui-ci soient préparés en anglais seulement.

DATED this ____ day of ________________, 20____.
_______________________________________________
(signature of Canadian Participant)
_______________________________________________
(Please print name)
_______________________________________________
(Employee Number, if applicable)

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DexCom, Inc.
2015 Employee Stock Purchase Plan
Subplan for Employees in the United Kingdom and Ireland
Effective February 6, 2023

1.General.
(a)The Board of Directors of DexCom, Inc. (the “Company”) has established the Dexcom, Inc. 2015 Employee Stock Purchase Plan, as amended on December 13, 2019, and as may be amended from time to time (the “Plan”) for the benefit of eligible employees of the Company and its Participating Corporations. Capitalized terms used but not defined herein shall have the meanings ascribed to them in Plan.
(b)Paragraph 3 of the Plan specifically authorizes the Committee to designate (i) Participating Corporations under the Plan and (ii) separate offerings under the Plan in which one or more Participating Corporations will participate.
(c)Paragraphs 2 and 3 of the Plan provide that the Board or Committee may offer a subplan that is not intended to meet Code Section 423 requirements and separate offerings pursuant to such subplan that are not intended to meet Code Section 423 requirements (subject to the terms of the Plan) (a “Non-423 Component”).
(d)The Committee has established this subplan of the Plan for certain employees in the United Kingdom and Ireland pursuant to Paragraph 3 and Paragraph 2 of the Plan (the “UK and Ireland Subplan” or the “Subplan”). The UK and Ireland Subplan is a Non-423 Component of the Plan and the offerings pursuant to the UK and Ireland Subplan are separate from the offerings under the Plan and are not intended to meet Code Section 423 requirements.
(e)Paragraph 4(a)(v) of the Plan provides that the Committee may impose additional eligibility requirements on participation in the Plan (or any subplans) within the limits prescribed by the Code. The UK and Ireland Subplan is a Non-423 Component and therefore the Committee may impose additional eligibility requirements on participation beyond those enumerated in Section 423 of the Code.
(f)The terms of the Plan, except as specifically modified or superseded by this UK and Ireland Subplan, are hereby incorporated into the terms of this UK and Ireland Subplan by reference as if set forth herein in their entirety.
2.Participating Corporations.
(a)The following subsidiaries of the Company will be Participating Corporations under this UK and Ireland Subplan and the Committee may add additional Participating Corporations from time to time: DexCom (UK) Limited, DexCom Intermediate Holdings Limited, DexCom UK Operating Limited, DexCom UK Distribution Limited, and DexCom International Limited (the “Subplan Participating Corporations”).
3.Eligible Employees. Section 4 (Eligibility) of the Plan is replaced in its entirety with the following:
(a)An employee of a Subplan Participating Corporation who is on the payroll in the United Kingdom or Ireland (each, a “Subplan Eligible Employee”) is eligible to participate in an Offering Period under this UK and Ireland Subplan except that one or more of the following categories of employees may be excluded from coverage under this UK and Ireland Subplan by the Committee (other than where prohibited by applicable law):
(i)Subplan Eligible Employees who are customarily employed for twenty (20) hours or less per week;
(ii)Subplan Eligible Employees who are customarily employed for five (5) months or less in a calendar year;
(iii)Subplan Eligible Employees who have been an employee of a Subplan Participating Corporation for less than thirty (30) days prior to the first day of an Offering Period (or such longer period of time, not to exceed two (2) years, as determined by the Committee); and
(iv)Subplan Eligible Employees who do not meet any other eligibility requirements that the Committee may choose to impose.

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The foregoing notwithstanding, an individual shall not be eligible if his or her participation in the UK and Ireland Subplan is prohibited by the law of any country that has jurisdiction over him or her, if complying with the laws of the applicable country would cause the Plan to violate Section 423 of the Code, or if he or she is subject to a collective bargaining agreement that does not provide for participation in the UK and Ireland Subplan.

Any employee of a Subplan Participating Corporation who is not on, or ceases to be on, the payroll in the United Kingdom or Ireland will not be eligible to participate in the UK and Ireland Subplan or the Plan.

(b)If an eligible employee under subsection (a) above either (i) ceases to be an employee of a Subplan Participating Corporation, including, but not limited to, as a result of a transfer of employment to the Company or a different subsidiary of the Company, or (ii) ceases to be on the payroll in the United Kingdom or Ireland, such employee’s participation in the UK and Ireland Subplan will termination on the date of either such cessation and such employee will be treated as having their employment terminated on such date for purposes of the UK and Ireland Subplan and Section 12 of the Plan.
(c)The Committee will have discretion to set and determine rules regarding transfers among Subplan Participating Corporations and whether employees remain or become eligible to participate in the UK and Ireland Subplan.

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DEXCOM, INC. UK and Ireland Subplan (the “UK and Ireland ESPP Subplan”) under the 2015 Employee Stock Purchase Plan (collectively with the UK and Ireland ESPP Subplan, the “ESPP”)	UK and Ireland Subplan Enrollment/Change Form

Section 1: Actions
Check Desired Action:         and Complete Sections:
☐    Enroll in the UK and Ireland ESPP Subplan     2 + 3 + 4 + 17 + 18
☐    Elect / Change Contribution Percentage     2 + 4 + 17 + 18
☐    Withdraw from Plan/Discontinue Contributions 2 + 5 + 17 + 18

Section 2: Personal Data	Name: Home Address: Tax ID No:	Department
Section 3: Enroll
☐    I hereby elect to participate in the UK and Ireland ESPP Subplan, effective at the beginning of the next Offering Period. I elect to purchase shares of the Common Stock of Dexcom, Inc. (the “Company”) pursuant to the UK and Ireland ESPP Subplan. I understand that the shares purchased on my behalf will be issued in street name and deposited directly into my brokerage account at the Company’s captive broker (the “ESPP Broker”). I hereby agree to take all steps, and sign all forms, required to establish an account with the Company’s ESPP Broker for this purpose. I understand and agree that I will be required to utilize the ESPP Broker with respect to the shares purchased under this ESPP until the end of the time period described in Section 6 below.

My participation will continue as long as I remain eligible under the UK and Ireland ESPP Subplan, unless I withdraw from the UK and Ireland ESPP Subplan by filing a new UK and Ireland Enrollment/Change Form with the Company. I understand that if I am subject to U.S. taxation, I must notify the Company of any disposition of shares purchased under the UK and Ireland ESPP Subplan. If I cease to be employed by one of the Subplan Participating Corporations (as defined in the UK and Ireland ESPP Subplan) or if I cease to be on the UK or Ireland payroll, I will be withdrawn from the UK and Ireland ESPP Subplan on the date of such cessation and I will be treated as if my employment was terminated on such date for purposes of the UK and Ireland ESPP Subplan and Section 12 of the ESPP.

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Section 4: Elect/Change Contribution Percentage
I hereby authorize the Company or the Participating Corporation employing me (the “Employer”) to withhold a percentage of my bi-weekly, semi-monthly, or monthly payroll (as applicable based on payroll cadence) that will total ___% of my compensation (as defined in the ESPP) for the Purchase Period. That amount will be applied to the purchase of shares of the Company’s Common Stock pursuant to the ESPP. The percentage compensation to purchase common stock must be a whole number (from 1%, up to a maximum of 10%).

Note: You may decrease your contribution percentage once within a six-month Purchase Period. Each change will become effective as soon as reasonably practicable after the form is received by the Company.

Section 5: Discontinue Contributions
 ☐    I hereby elect to stop my contributions under the ESPP, effective as soon as reasonably practicable after this form is received by the Company. The contributions that I have made to date during this Offering Period should be applied as follows:

 ☐  Purchase shares of the Company’s Common Stock at the end of the Purchase Period.
 ☐ Refund all contributions to me in cash, without interest.

I understand that I cannot resume participation until the start of the next Offering Period.

Section 6: ESPP Broker
I hereby agree the shares issued to me under the ESPP shall be deposited into an account established in my name at the ESPP Broker. Subject to any applicable insider trading policy, I shall be free to dispose of the shares in my ESPP Broker account at any time, whether by sale, exchange, gift, or other transfer of legal title and I may move my shares to another brokerage account of my choosing at any time.

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Section 7: Nature of Grant
By enrolling in the ESPP, I understand, acknowledge and agree that (a) the ESPP is established voluntarily by the Company, it is discretionary in nature and it may be amended, terminated or modified at any time, to the extent permitted by the ESPP; (b) the grant of the right to purchase shares of Common Stock under the ESPP is voluntary and does not create any contractual or other right to receive future rights to purchase shares of Common Stock, or benefits in lieu of rights to purchase shares, even if rights to purchase shares have been granted in the past; (c) all decisions with respect to future grants of rights to purchase shares of Common Stock under the ESPP, if any, will be at the sole discretion of the Company; (d) the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP will not create a right to employment or be interpreted as forming an employment or service agreement with the Company or the Employer; (e) the grant of rights to purchase shares of Common Stock under the ESPP and my participation in the ESPP will not interfere with the ability of the Employer to terminate my employment relationship at any time with or without cause, subject to applicable law; (f) I am voluntarily participating in the ESPP; (g) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not intended to replace any pension rights or compensation; (h) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not part of normal or expected compensation for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (i) unless otherwise agreed with the Company, the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not granted as consideration for, or in connection with, any service I may provide as a director of the Subsidiary or Affiliate; (j) the future value of the underlying shares purchased or to be purchased under the ESPP is unknown, indeterminable and cannot be predicted with certainty, and the value of the shares of Common Stock purchased under the ESPP may increase or decrease in the future, even below the Purchase Price; (k) no claim or entitlement to compensation or damages will arise from termination of the right to purchase shares of Common Stock under the ESPP resulting from termination of my employment (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) and in consideration of the grant of rights to purchase shares of Common Stock under the ESPP, I irrevocably agree never to institute any claim against the Company, the Parent, the Employer or any other Subsidiary or Affiliate, I hereby waive my ability, if any, to bring any such claim, and I release the Company, the Parent, the Employer or any other Subsidiary or Affiliate from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by enrolling in the ESPP, I will be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; (l) in the event of termination of my employment (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), my right to participate in the ESPP and my right to purchase shares of Common Stock, if any, will terminate effective as of the date I cease to actively provide services and will not be extended by any notice period (e.g., employment would not include any contractual notice or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any); the Committee will have exclusive discretion to determine when I am no longer actively employed for purposes of my participation in the ESPP (including whether I may still be considered to be providing services while on a leave of absence); (m) unless otherwise provided in the ESPP or by the Company in its discretion, the right to purchase shares of Common Stock and the benefits evidenced by this Enrollment/Change Form do not create any entitlement to have the ESPP or any such benefits granted thereunder transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any Corporate Transaction affecting the Common Stock; and (n) if I am providing services outside the United States: (1) the rights to purchase shares of Common Stock and the shares purchased under the ESPP, and the income and value of same, are not part of normal or expected compensation or salary for any purpose, and (2) neither the Company, the Parent, the Employer nor any other Subsidiary or Affiliate will be liable for any foreign exchange rate fluctuation between my local currency and the United States Dollar that may affect the value of the rights to purchase shares of Common Stock, the shares purchased under the ESPP or any amounts due to me pursuant to the sale of any shares of Common Stock acquired under the ESPP.

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Section 8: Data Privacy
Data Collected and Purposes of Collection. I understand that the Company, acting as controller, as well as the employing Parent or Subsidiary or any other Parent or Subsidiary, will process, to the extent permissible under applicable law, certain personal information about me, including name, home address and telephone number, information necessary to process the right to purchase shares of Common Stock (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, details of all right to purchase shares of Common Stocks granted, canceled, vested, unvested or outstanding in my favor, and where applicable service termination date and reason for termination, any capital shares or directorships held in the Company (where needed for legal or tax compliance), and any other information necessary to process mandatory tax withholding and reporting (all such personal information is referred to as “Data”). The Data is collected from me, and from the Company and any Parent or Subsidiary, for the purpose of implementing, administering, and managing the ESPP pursuant to its terms. The legal basis (that is, the legal justification) for processing the Data is that it is necessary to perform, administer and manage the ESPP and in Company’s legitimate interests, which means the Company is using the relevant Data to conduct and develop its business activities, subject to my interest and fundamental rights. The Data must be provided in order for me to participate in the ESPP and for the parties to this Enrollment/Change Form to perform their respective obligations hereunder. If I do not provide Data, I will not be able to participate in the ESPP and become a party to this Enrollment/Change Form.
Transfers and Retention of Data. I understand that the Data will be transferred to and among the Company and any Parent or Subsidiary, as well as service providers (such as stock administration providers, brokers, transfer agents, accounting firms, payroll processing firms, or tax firms), for the purposes explained above. I understand that the recipients of the Data may be located in the United States and in other jurisdictions outside of the European Economic Area where we or our service providers have operations. The United States and some of these other jurisdictions have not been found by the European Commission and the Federal Data Protection to have adequate data protection safeguards. If the Company and any Parent or Subsidiary transfer Data outside of the European Economic Area, we will take steps as required and recognized by the European Commission to provide adequate safeguards for the transferred Data. I have a right to obtain details of the mechanism(s) under which my Data is transferred outside of the European Economic Area, or the United Kingdom, which I may exercise by contacting the appropriate human resource representative.
My Rights in Respect of Data. I have the right to access my Data being processed by the Company or any Parent or Subsidiary as well as understand why Company or any Parent or Subsidiary is processing such Data. Additionally, subject to applicable law, I am entitled to have any inadequate, incomplete, or incorrect Data corrected (that is, rectified). Further, subject to applicable law, I may be entitled to the following rights in regard to my Data: (i) to object to the processing of Data; (ii) to have my Data erased, under certain circumstances, such as where it is no longer necessary in relation to the purposes for which it was processed; (iii) to restrict the processing of my Data so that it is stored but not actively processed (e.g., while the Company assesses whether I am entitled to have Data erased) under certain circumstances; (iv) to port a copy of the Data provided pursuant to this Enrollment/Change Form or generated by me, in a common machine-readable format; and (v) to obtain a copy of the appropriate safeguards under which Data is transferred to a third country or international organization. To exercise my rights, I may contact the applicable human resources representative. I may also contact the relevant data protection supervisory authority, as I have the right to lodge a complaint.

Section 9: Responsibility for Taxes
I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance or National Insurance Contributions, payroll tax, fringe benefits tax, payment on account or other tax-related items related to my participation in the ESPP and legally applicable to me (“Tax-Related Items”) is and remains my responsibility and may exceed the amount actually withheld by the Company or the Employer. I further acknowledge that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the ESPP, including, but not limited to, my enrollment in the ESPP, the grant of rights to purchase shares of Common Stock, the purchase of shares of Common Stock, the issuance of Common Stock purchased, the sale of shares of Common Stock purchased under the ESPP or the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the ESPP to reduce or eliminate my liability for Tax-Related Items or achieve any particular tax result. Further, if I am subject to Tax-Related Items in more than one jurisdiction, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to any relevant taxable or tax withholding event, as applicable, I agree to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, I authorize the Company and/or the Employer to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from my wages or other cash compensation payable to me by the Company and/or the Employer, (b) withholding from proceeds of the sale of shares of Common Stock purchased under the ESPP, either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization without further consent), and (c) withholding in shares to be issued upon purchase under the ESPP.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including up to the maximum applicable rates, in which case I will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, I am deemed to have been issued the full number of shares of Common Stock, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.
Finally, I agree to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of my participation in the ESPP that cannot be satisfied by the means previously described and I agree to fully indemnify and hold harmless the Company and the Employer from any Tax-Related Items and all costs, expenses, liabilities and losses (including, without limitation, reasonable attorneys’fees, judgments, fines, excise taxes, or penalties, interest, and the amounts paid or to be paid in settlement) incurred or suggered by the Company related to any Tax-Related Items. The Company may refuse to purchase or deliver the shares or the proceeds from the sale of shares of Common Stock, if I fail to comply with my obligations in connection with the Tax-Related Items.

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Section 10: Governing Law & Language
The rights to purchase shares and the provisions of this Enrollment/Change Form are governed by, and subject to, the laws of the State of Delaware, without regard to any conflict of law provisions.
If I have received this or any other document related to the ESPP translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

Section 11: Appendix & Imposition of Other Requirements
Notwithstanding any provision herein, my participation in the ESPP will be subject to any special terms and conditions as set forth in the Appendix for my country, if any. Moreover, if I relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to me, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Enrollment/Change Form.
The Company reserves the right to impose other requirements on my participation in the ESPP or on any shares of Common Stock purchased under the ESPP, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Section 12: Electronic Delivery and Acceptance
The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the ESPP by electronic means. I hereby consent to receive such documents by electronic delivery and agree to participate in the ESPP through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. I agree that the foregoing online or electronic participation in the ESPP shall have the same force and effect as documentation executed in hardcopy written form.

Section 13: Severability & Waiver
The provisions of this Enrollment/Change Form are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions will nevertheless be binding and enforceable. I acknowledge that a waiver by the Company of breach of any provision of this Enrollment/Change Form will not operate or be construed as a waiver of any other provision herein, or of any subsequent breach by me or any other Participant.

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Section 14: Insider Trading Restrictions/Market Abuse Laws
I acknowledge that I may be subject to insider trading restrictions and/or market abuse laws, which may affect my ability to acquire or sell shares of Common Stock or my rights to purchase shares under the ESPP during such times as I am considered to have “inside information” regarding the Company (as defined by or determined under the laws in my country).  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.  I acknowledge that it is my responsibility to comply with any applicable restrictions, and that I am advised to speak to my personal advisor on this matter.

Section 15: No Advice Regarding Grant
The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding my participation in the ESPP, or my purchase or sale of the shares of Common Stock. I am hereby advised to consult with my own personal tax, legal and financial advisors regarding my participation in the ESPP before taking any action related to the ESPP.

Section 16: Compliance With Law
Unless there is an available exemption from any registration, qualification or other legal requirements applicable to the shares of Common Stock, the Company will not be required to deliver any shares under the ESPP prior to the completion of any registration or qualification of the shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company will, in its absolute discretion, deem necessary or advisable. I understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, I agree that the Company will have unilateral authority to amend the ESPP and the Enrollment/Change Form without my consent to the extent necessary to comply with securities or other laws applicable to the issuance of shares.

Section 17: Conversion on Payroll Deduction
I understand that, if my payroll deductions or contributions under the ESPP are made in any currency other than U.S. dollars, such payroll deductions or contributions will be converted to U.S. dollars on or prior to the Purchase Date using a prevailing exchange rate in effect at the time such conversion is performed, as determined by the administrator. I understand and agree that neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between my local currency and the U.S. Dollar that may affect the value of the right to purchase shares of Common Stock granted to me under the ESPP, or of any amounts due to me under the ESPP or as a result of the subsequent sale of any shares of Common Stock acquired under the ESPP.

Section 18: Acknowledgment and Signature
I acknowledge that I have received a copy of the Prospectus summarizing the major features of the ESPP. I have read the Prospectus and this form and hereby agree to be bound by the terms of the ESPP.
Signature:                         Date:

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Appendix
Dexcom, Inc.
2015 Employee Stock Purchase Plan
UK and Ireland ESPP Subplan

COUNTRY-SPECIFIC PROVISIONS FOR EMPLOYEES OUTSIDE THE U.S.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the ESPP, the UK and Ireland Subplan or UK and Ireland Subplan Enrollment/Change Form, as applicable.

Terms and Conditions
This Appendix includes additional terms and conditions that govern my participation in the ESPP and the UK and Ireland Subplan if I reside and/or work in one of the countries listed below. If I am a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which I am currently residing and/or working, or if I transfer to another country after enrolling in the ESPP and the UK and Ireland Subplan, the Company shall, in its discretion, determine to what extent the special terms and conditions contained herein shall be applicable to me under these circumstances.
Notifications
This Appendix also includes information regarding securities, exchange controls, foreign asset/account reporting and other issues of which I should be aware with respect to my participation in the ESPP and the UK and Ireland Subplan. The information is based on the securities, exchange control, foreign asset/account reporting and other laws in effect in my country as of January 2023. Such laws are often complex and change frequently. As a result, I should not rely on the information in this Appendix as the only source of information relating to the consequences of my participation in the ESPP and the UK and Ireland Subplan because the information may be out of date at the time I exercise my right to purchase shares, sell shares of Common Stock purchased under the ESPP and the UK and Ireland Subplan or take any other action in connection with the ESPP and the UK and Ireland Subplan.
In addition, the information contained herein is general in nature and may not apply to my particular situation, and the Company is not in a position to assure me of any particular result. Accordingly, I should seek appropriate professional advice as to how the relevant laws in my country may apply to my situation.
Finally, if I am a citizen or resident of a country, or am considered a resident of a country, other than the one in which I am currently residing and/or working, or if I transfer employment and/or residency after I enroll in the ESPP and the UK and Ireland Subplan, the information contained herein may not be applicable to me in the same manner.

Ireland
Notifications
Securities Law Information. The grant of the right to purchase shares of Common Stock under the ESPP is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Regulation as implemented in Ireland.
Director Notification Requirement. If I am a director, shadow director or secretary of a Parent or Subsidiary in Ireland, I am required to notify such Parent or Subsidiary in writing within five business days of (i) receiving or disposing of an interest in the Company (e.g., right to purchase shares of Common Stocks, shares of Common Stock, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director, shadow director or secretary of a Parent or Subsidiary in Ireland if such an interest exists at the time.  This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director, or secretary, as the case may be).

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United Kingdom
Terms and Conditions
Tax Withholding. I acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for all Tax-Related Items is and remains the responsibility of mine and may exceed the amount actually withheld by the Company or the Employer.
Notifications
Securities Law Information. Neither this Enrollment/Change Form nor the Appendix is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with this Enrollment/Change Form. This Enrollment/Change Form and the right to purchase shares of Common Stock is exclusively available in the UK to bona fide employees and former employees of the Company or its Parent or Subsidiary.

Non-Qualified Grants. The right to purchase shares of Common Stock is not intended to be tax-qualified or tax-preferred under current tax rules and regulations in the United Kingdom.

Tax Consultation. I understand that I may suffer adverse tax consequences as a result of his or her acquisition, holding, or disposition of the shares of Common Stock. I represent that I will consult with any tax advisors that I deem appropriate in connection with the acquisition, holding, or disposition of the shares of Common Stock and that I am not relying on the Company and any Parent or Subsidiary for any tax advice.

Prohibition Against Insider Dealing. I should be aware of the UK's insider dealing rules under the Criminal Justice Act 1993, which may affect transactions under the ESPP such as the acquisition or sale of shares of Common Stock acquired under the ESPP, if I have inside information regarding the Company. If I am uncertain whether the insider dealing rules apply, the Company recommends that I consult with a legal advisor. The Company cannot be held liable if I violate the UK's insider dealing rules. I am responsible for ensuring his or her compliance with these rules.

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